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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 5, 2001




                             REGENCY EQUITIES CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


               0-10695                                   23-2298894
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      (Commission File Number)              (I.R.S. Employer Identification No.)


11845 WEST OLYMPIC BOULEVARD, SUITE 900, LOS ANGELES, CA             90064
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      (Address of Principal Executive Offices)                     (Zip Code)


                                 (310) 827-9604
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               Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report).

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On February 5, 2001, BDO Seidman, LLP resigned as the independent accountants for Regency Equities Corp. (the "Company").

         The reports of BDO Seidman, LLP on the Company's financial statements for the past two years contained no adverse opinion, or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and through February 5, 2001, there were no disagreements between the Company and BDO Seidman, LLP regarding any matters with respect to accounting principles or practices, financial statement disclosure or audit scope or procedure, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP, would have caused it to make reference thereto in its reports on the Company's financial statements for such years.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

              16.1 Letter dated February 9, 2001 from BDO Seidman, LLP regarding its concurrence with the statements made by the registrant in this current report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     REGENCY EQUITIES CORP.





Date:  February 9, 2001              By: /s/ MORRIS ENGEL
                                         --------------------------------------
                                         Morris Engel, Chief Financial Officer

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